UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 31, 2014

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa		52498
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.

Registrant’s press release dated October 31, 2014 regarding Rockwell Collins year-end results is furnished herewith as Exhibit 99.1. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of registrant dated October 31, 2014.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated:	October 31, 2014	By	/s/ Patrick E. Allen
Patrick E. Allen
Senior Vice President and
Chief Financial Officer

Exhibit Index

99.1	Press release of registrant dated October 31, 2014.